® Earnings Presentation Third Quarter 2021 Exhibit 99.2

Forward Looking Statements Disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

Forward Looking Statements Disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

3Q 2021 Results 124th Consecutive Quarter of Profitability 4 EOP assets decreased $81.3 million compared to the linked quarter to $16.0 billion EOP loans decreased $150.6 million compared to the linked quarter to $9.4 billion Average deposits decreased $43.8 million compared to the linked quarter to $12.7 billion EOP investment securities increased $118.1 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital Noninterest income - $42.5 million Noninterest expense - $99.1 million; $93.6 million as adjusted Efficiency ratio - 63.52%. Adjusted1 efficiency ratio – 60.11% Effective tax rate of 10.5%. Adjusted1 effective tax rate of 17.0% Net interest income - $113.4 million. Net interest margin of 3.28% on a GAAP basis; 3.32% on a fully tax equivalent basis1 Net income - $60.0 million or $0.63 per diluted share. Adjusted1 net income - $59.9 million or $0.63 per diluted share Return on average assets - 1.49%. Adjusted1 return on average assets - 1.49% Return on average shareholders’ equity – 10.53%. Adjusted1 return on average shareholders’ equity – 10.51% Return on average tangible common equity - 19.03%1. Adjusted1 return on average tangible common equity - 19.00% Provision recapture - $10.1 million. Net charge-offs - $2.5 million. NCOs / Avg. Loans - 0.10% annualized Nonperforming Loans / Total Loans - 0.83%. Nonperforming Assets / Total Assets - 0.49% ACL / Nonaccrual Loans - 225.73%. Classified Assets / Total Assets - 1.04% ACL / Total loans - 1.59%; 1.62% of loans excluding PPP Total capital ratio – 14.97% Tier 1 common equity ratio - 11.54% Tangible common equity ratio - 8.21%; 8.31% excluding PPP loans Tangible book value per share - $13.09 Repurchased 2,484,295 shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1

3Q 2021 Highlights Quarterly earnings driven by strong fee income and lower credit costs Adjusted1 earnings per share - $0.63 Adjusted1 return on assets - 1.49% Adjusted1 pre-tax, pre-provision return on assets - 1.54% Adjusted1 return on average tangible common equity - 19.00% Loan balances declined primarily due to PPP payoffs/forgiveness; Core loan balances increased $74.8 million; Average deposit balances decreased $43.8 million Loan balances decreased $150.6 million compared to the linked quarter; PPP loan balances decreased $225.4 million Non-PPP C&I loan balances increased 16.0% on an annualized basis Average transactional deposit balances grew $18.8 million compared to the linked quarter Average noninterest bearing deposits were 31.4% of total deposits Net interest margin (FTE) in line with expectations 1 bp increase from second quarter driven primarily by PPP forgiveness fees Net interest margin, excluding loan fees and loan accretion, decreased 2 bp compared to the linked quarter Strong adjusted1 noninterest income of $42.2 million Mortgage banking revenue of $8.6 million, an increase of $0.1 million, or 1.1%, compared to the linked quarter due to higher premiums Foreign exchange income of $9.2 million, a decrease of $2.8 million, or 23.6%, compared to the linked quarter Wealth management fees of $5.9 million, a decrease of $0.3 million, or 5.1%, compared to the linked quarter Client derivative income of $2.3 million, an increase of $0.5 million, or 26.6%, compared to the linked quarter Other noninterest income of $4.4 million, an increase of $1.1 million, or 34.3%, compared to the linked quarter Core expenses increased $1.8 million from the linked quarter, driven by increase in incentive compensation tied to overall Company performance, marketing expenses and professional services Adjusted1 noninterest expense of $93.6 million; Adjusted1 for $0.7 million in severance, $5.3 million of tax credit investment write-downs, and $0.7 million for gains on sale of fixed assets Efficiency ratio of 63.5%; 60.1% as adjusted1 Allowance for credit loss (ACL) and provision expense declined compared to linked quarter Loans and leases - ACL of $148.9 million; 1.59% of total loans, 1.62% excluding PPP; $8.2 million provision recapture Unfunded Commitments - ACL of $11.6 million; $2.0 million provision recapture Lower provision expense driven by improved credit outlook, as well as lower net charge-offs and classified asset balances Effective tax rate of 10.5% positively impacted by tax credit investment; 17.0% as adjusted1 Strong capital ratios Total capital of 14.97%; Tier 1 common equity of 11.54%; Tangible common equity of 8.21% Tangible book value increased by $0.01 to $13.09 Tangible common equity of 8.31% excluding PPP 2,484,295 shares repurchased in third quarter at an average price of $23.04 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5

Adjusted Net Income1 6 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 113,410$ 113,410$ 114,026$ 114,026$ Provision for credit losses-loans and leases (8,193)$ (8,193)$ (4,756)$ (4,756)$ Provision for credit losses-unfunded commitments (1,951)$ (1,951)$ 517$ 517$ Noninterest income 42,537$ 42,537$ 42,987$ 42,987$ less: gains (losses) on investment securities - (205) A - (104) A less: other - 500 A - - Total noninterest income 42,537$ 42,242$ 42,987$ 43,091$ Noninterest expense 99,058$ 99,058$ 99,643$ 99,643$ less: severance and merger-related expenses - 702 A - 98 A less: tax credit investment - 5,309 A - 1,156 A less: legal settlement - - A - 3,825 A less: other - (521) A - 2,772 A Total noninterest expense 99,058$ 93,568$ 99,643$ 91,792$ Income before income taxes 67,033$ 72,228$ 61,609$ 69,564$ Income tax expense 7,021$ 7,021$ 10,721$ 10,721$ plus: after-tax impact of tax credit investment @ 21% - 4,194 - 913 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,091 - 1,671 Total income tax expense 7,021$ 12,306$ 10,721$ 13,305$ Net income 60,012$ 59,922$ 50,888$ 56,259$ Net earnings per share - diluted 0.63$ 0.63$ 0.52$ 0.58$ Pre-tax, pre-provision return on average assets 1.41% 1.54% 1.42% 1.62% 3Q 2021 2Q 2021

Profitability 7 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.63 $0.52$0.48$0.49 $0.42 $0.63  $0.58  $0.50 $0.51  $0.44  3Q212Q211Q214Q203Q20 Diluted EPS Adjusted EPS1 1.49% 1.26%1.20%1.20%1.04% 1.49% 1.39% 1.24%1.23% 1.09% 3Q212Q211Q214Q203Q20 ROA Adjusted ROA 1 19.03% 16.31%15.24%15.50%13.61% 19.00% 18.03% 15.80%15.94% 14.18% 3Q212Q211Q214Q203Q20 ROATCE Adjusted ROATCE 1 60.3% 63.8% 60.0% 63.5% 63.5% 58.9% 56.8% 58.4% 58.4% 60.1% 3Q20 4Q20 1Q21 2Q21 3Q21 Efficiency Ratio Adjusted Efficiency Ratio1

Net Interest Income & Margin 8 Net Interest Margin (FTE) 3Q21 NIM (FTE) Progression Net Interest Income All dollars shown in millions 2Q21 3.31% PPP and other loan fees 0.04% Asset yields/mix -0.02% Deposit/funding costs/mix 0.01% Day count -0.02% 3Q21 3.32% 2.87%2.89%2.96%2.91%2.97% 0.11%0.10%0.09%0.15%0.11% 0.09%0.10%0.10%0.12%0.16% 0.25%0.22% 0.25%0.31%0.12% 3.32%3.31% 3.40% 3.49% 3.36% 3Q212Q211Q214Q203Q20 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees $3.9$3.4$3.2$5.5$3.8 $3.0$3.5$3.4$3.9$5.4 $9.3$9.2$10.0 $12.5 $6.2 $113.4$114.0$113.9 $118.5 $112.2 3Q212Q211Q214Q203Q20 Loan Fees Loan Accretion PPP Interest/Fees

Average Balance Sheet 9 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $9,503$9,832$9,952$10,128$10,253 4.03%3.98% 4.03% 4.18% 4.00% 3Q212Q211Q214Q203Q20 Gross Loans Loan Yield (Gross)1 $12,667$12,711$12,372$11,925$11,563 0.10%0.12%0.14%0.20%0.27% 3Q212Q211Q214Q203Q20 Total Deposits Cost of Deposits $4,189$4,130$3,783$3,404$3,163 2.31%2.37%2.54%2.71%2.86% 3Q212Q211Q214Q203Q20 Average Investment Securities Investment Securities Yield

Loan Portfolio 10 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) 1 Net of unearned fees of $7.8 million All dollars shown in millions Total growth/(decline):    ($150.6 million) ‐$3.6 $96.9 $7.6 ‐$9.4 $12.7 ‐$29.4 ‐$225.4 ICRE Commercial & Small Business Banking Consumer Mortgage Oak Street Franchise PPP ICRE $3,955  42% Commercial &  Small Business  Banking $2,499  27% Consumer $827  9% Mortgage $989  10% Oak Street $557  6% Franchise $358  4% PPP $176  2% Total $9.4 Billion 1

Loan Concentrations 11 C&I Loans by Industry CRE Loans by Collateral 1 Industry types included in Other representing greater than 1% of total C&I loans include Public Administration, Other Services, Agriculture, Arts & Recreation, and Waste Management. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Manufacturing Facility, Residential 1-4 Family, Farmland, Real Estate IUB Other, Residential Multi-Family 5+ Construction, Church, and Student Housing. Finance &  Insurance 22% Real Estate 14% Manufacturing 13% Accommodation  & Food Services 11% Wholesale Trade 6% Construction 6% Health Care 6% Professional &  Tech 5% Transportation &  Warehousing 3% Retail Trade 3% Other 11% C&I Loans: $2.8B 1 Residential, Multi  Family 5+ 19% Office 18% Retail 13% Hotel/Motel 10% Nursing/Assisted  Living 5% Warehouse 4% Industrial Facility 4% Restaurant 4% Medical Office 3% Other 20% CRE Loans: $4.7B 2

Deposits 12 Deposit Product Mix (Avg) 3Q21 Average Deposit Progression All dollars shown in millions Total growth/(decline):    ($43.8) million Interest‐bearing  demand $1,782  14% Noninterest‐ bearing $3,766  30% Savings $1,269  10% Money Markets $2,322  18% Retail CDs $1,002  8% Brokered CDs $499  4% Public Funds $2,027  16% Total $12.7 billion                                     ‐$7.6 ‐$23.7 $18.3 $27.6 ‐$18.0 ‐$41.5 $1.1 Interest‐bearing demand Noninterest‐bearing Savings Money Markets Retail CDs Brokered CDs Public Funds

Noninterest Income 13 Noninterest Income 3Q21 Highlights All dollars shown in thousands Total fee income 27.3% of net revenue Mortgage banking income of $8.6 million; increased $0.1 million, or 1.1%, from the linked quarter Foreign exchange income of $9.2 million; decreased $2.8 million, or 23.6%, from record second quarter Trust and wealth management fees of $5.9 million; seasonal decrease of $0.3 million, or 5.1%, from record second quarter Deposit service charge income of $8.6 million; increased $1.0 million, or 13.4%, from the linked quarter Client derivative income of $2.3 million; increased $0.5 million, or 26.6%, from the linked quarter Other noninterest income of $4.4 million; increased $1.1 million, or 34.3%, from the linked quarter Driven by investments in limited partnerships and insurance proceeds Service Charges $8,548  20% Wealth Mgmt $5,896  14% Bankcard income $3,838  9% Client derivative fees $2,273  5% Foreign exchange  income $9,191  22% Mortgage  origination  income $8,586  20% Other  $4,205  10% Total $42.5 million

Noninterest Expense 14 Noninterest Expense 3Q21 Highlights All dollars shown in thousands Core expenses increased $1.8 million from the linked quarter, driven by incentive compensation tied to overall Company performance, marketing costs and professional services Operating adjustments include: $5.3 million tax credit investment write-down $0.7 million of gains on sales of fixed assets $0.7 million of severance Salaries and  benefits $61,717  62% Occupancy and  equipment $8,889  9% Data processing $7,951  8% Professional  services $2,199  2% Intangible  amortization $2,479  3% Other $15,823  16% Total $99.1 million

Current Expected Credit Losses - Loans and Leases 15 ACL / Total Loans 3Q21 Highlights All dollars shown in thousands $148.9 million ACL – loans and leases, or 1.59% of loan balances; 1.62% excluding PPP $8.2 million provision recapture; decline driven by improved credit outlook, lower net charge-offs and classified asset balances Utilized September Moody’s baseline forecast in quantitative model $11.6 million ACL – unfunded commitments; $2.0 million provision recapture for this portion of the ACL ACL by Loan Type All dollars shown in millions $148.9$159.6$169.9$175.7$168.5 1.59% 1.68%1.71% 1.77% 1.65% 3Q212Q211Q214Q203Q20 Allowance for Credit Losses ACL / Total Loans 3Q20 4Q20 1Q21 2Q21 3Q21 Loans Commercial and industrial 50,516$     51,454$     45,139$     46,797$     43,534$     Lease financing 1,287           995                1,015           1,457           1,083           Real estate ‐construction 18,970        21,736        22,734        20,359        15,390        Real estate ‐ commercial 72,207        76,795        78,669        70,305        68,594        Real estate ‐ residential 9,286           8,560           7,748           6,879           6,480           Home equity 12,530        11,869        10,760        9,684           9,538           Installment  1,237           1,215           1,235           1,211           1,177           Credit card 2,511           3,055           2,623           2,898           3,107           ACL‐loan and lease losses  168,544$  175,679$  169,923$  159,590$  148,903$      ACL‐unfunded commitments  14,753$     12,503$     13,040$     13,558$     11,607$

Asset Quality 16 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions 1 1 $5.4 $6.6 $9.2 $5.6 $2.5 $13.4 $11.5 $4.0 ‐$4.2 ‐$10.1 0.10% 0.23% 0.38% 0.26% 0.21% 3Q20 4Q20 1Q21 2Q21 3Q21 NCOs Provision Expense NCOs / Average Loans $165.5 $182.5 $196.8 $142.0$134.0 1.04% 1.14%1.22% 0.89%0.84% 3Q212Q211Q214Q203Q20 Classified Assets Classified Assets / Total Assets $77.8 $98.8$97.7 $89.1$87.3 0.49% 0.62%0.60%0.56%0.55% 3Q212Q211Q214Q203Q20 NPAs NPAs / Total Assets

CARES Act Modifications as of 9/30/21 $101 million of total active modifications; 1% of total loans 100% of loan modifications making interest only payments $67 million, or 66%, of total deferrals are hotel loans All deferrals expected to expire by end of year No material credit issues among loans that have exited deferral 17 All dollars shown in millions Active deferrals by round Active modifications by category Round 3 $101.2  100% Hotel $67  66% Franchise $34  34%

Capital 18 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $11,399,782 All capital numbers are considered preliminary. Tier 1 Capital Ratio 8.21%8.37%8.22% 8.47% 8.25% 3Q212Q211Q214Q203Q20 Tangible Common Equity Ratio 11.54%11.78%11.81%11.82%11.63% 7.00% 3Q212Q211Q214Q203Q20 Tier 1 Common Equity Ratio Basel III minimum 11.92%12.16%12.19%12.20%12.02% 8.50% 3Q212Q211Q214Q203Q20 Tier 1 Capital Ratio Basel III minimum 14.97%15.31%15.41%15.55%15.37% 10.50% 3Q212Q211Q214Q203Q20 Total Capital Ratio Basel III minimum

Capital Strategy 19 Strategy & DeploymentTangible Book Value Per Share 3.9% annualized dividend yield 2,484,295 shares repurchased in 3Q21 at an average price of $23.04 131.7% of 3Q21 earnings returned to shareholders through common dividend and share repurchases Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios Common dividend expected to remain unchanged in near-term 366,645 shares remaining in current authorization to repurchase $13.09 $13.08  $12.78  $12.93  $12.56  3Q212Q211Q214Q203Q20 Tangible Book Value per Share

Outlook Commentary1 Loan balances expected to grow low to mid-single digits, excluding impact of PPP, over the remainder of the year Securities balances expected to remain consistent with 9/30/21 balances Modest seasonal increase in deposit balances expected in the near-term 20 Expected to be $91-93 million, but will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit Continued improvement expected in credit quality trends Provision recapture expected in the near term Allowance for credit losses expected to decline Noninterest Income Modest seasonal decline expected in mortgage banking income Foreign exchange income expected to be $10-12 million Total fee income expected to be $40-42 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. Will be impacted by timing of PPP forgiveness fees; minimal PPP expected in 1Q22 Expected to be under modest pressure from the low interest rate environment and excess liquidity on the balance sheet Capital Will continue to evaluate capital deployment opportunities 366,645 in remaining shares under the 2021 repurchase plan expected to be repurchased in 4Q21

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 21 Appendix: Non-GAAP Measures

Appendix: Non-GAAP to GAAP Reconciliation 22 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2021 2021 2021 2020 2020 Net interest income 113,410$ 114,026$ 113,876$ 118,473$ 112,180$ Tax equivalent adjustment 1,434 1,619 1,652 1,613 1,628 Net interest income - tax equivalent 114,844$ 115,645$ 115,528$ 120,086$ 113,808$ Average earning assets 13,724,403$ 14,007,765$ 13,781,760$ 13,675,604$ 13,456,501$ Net interest margin1 3.28% 3.27% 3.35% 3.45% 3.32 % Net interest margin (fully tax equivalent)1 3.32% 3.31% 3.40% 3.49% 3.36 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Appendix: Non-GAAP to GAAP Reconciliation 23 All dollars shown in thousands Additional non-GAAP ratios Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2021 2021 2021 2020 2020 Net income (a) 60,012$ 50,888$ 47,315$ 48,312$ 41,477$ Average total shareholders' equity 2,261,293 2,263,687 2,272,749 2,256,062 2,230,422 Less: Goodw ill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (58,314) (60,929) (63,529) (66,195) (69,169) MSR's (14,215) (13,310) (12,749) (12,186) (11,274) Average tangible equity (b) 1,250,993 1,251,677 1,258,700 1,239,910 1,212,208 Total shareholders' equity 2,236,170 2,269,507 2,258,942 2,282,070 2,247,815 Less: Goodw ill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (56,811) (59,391) (61,984) (64,552) (67,419) MSR's (14,852) (14,142) (13,156) (12,810) (12,011) Ending tangible equity (c) 1,226,736 1,258,203 1,246,031 1,266,937 1,230,614 Total assets 15,956,593 16,037,919 16,175,071 15,973,134 15,925,647 Less: Goodw ill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (56,811) (59,391) (61,984) (64,552) (67,419) MSR's (14,852) (14,142) (13,156) (12,810) (12,011) Ending tangible assets (d) 14,947,159 15,026,615 15,162,160 14,958,001 14,908,446 Risk-w eighted assets (e) 11,399,782 11,318,590 11,304,012 11,219,114 11,119,560 Total average assets 15,995,808 16,215,469 16,042,654 16,030,986 15,842,010 Less: Goodw ill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (58,314) (60,929) (63,529) (66,195) (69,169) MSR's (14,215) (13,310) (12,749) (12,186) (11,274) Average tangible assets (f) 14,985,508$ 15,203,459$ 15,028,605$ 15,014,834$ 14,823,796$ Ending shares outstanding (g) 93,742,797 96,199,509 97,517,693 98,021,929 97,999,763 Ratios Return on average tangible shareholders' equity (a)/(b) 19.03% 16.31% 15.24% 15.50% 13.61% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.21% 8.37% 8.22% 8.47% 8.25% Risk-w eighted assets (c)/(e) 10.76% 11.12% 11.02% 11.29% 11.07% Average tangible equity as a percent of average tangible assets (b)/(f) 8.35% 8.23% 8.38% 8.26% 8.18% Tangible book value per share (c)/(g) 13.09$ 13.08$ 12.78$ 12.93$ 12.56$ Three months ended

Appendix: Non-GAAP to GAAP Reconciliation 24 Additional non-GAAP measures 1Q21 4Q20 3Q20 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 113,410$ 113,410$ 114,026$ 114,026$ 113,876$ 113,876$ 118,473$ 118,473$ 112,180$ 112,180$ Provision for credit losses-loans and leases (j) (8,193) (8,193) (4,756) (4,756) 3,450 3,450 13,758 13,758 15,299 15,299 Provision for credit losses-unfunded commitments (j) (1,951) (1,951) 517 517 538 538 (2,250) (2,250) (1,925) (1,925) Noninterest income 42,537 42,537 42,987 42,987 40,322 40,322 61,515 61,515 49,499 49,499 less: gains (losses) on sale of investment securities (205) (104) (54) 196 20 less: gains from the redemption of Visa B shares - - - 13,397 - less: other 500 - 193 (157) - Total noninterest income (g) 42,537 42,242 42,987 43,091 40,322 40,183 61,515 48,079 49,499 49,479 Noninterest expense 99,058 99,058 99,643 99,643 92,506 92,506 114,798 114,798 97,511 97,511 less: severance and merger-related expenses 702 98 1,261 29 95 less: tax credit investments 5,309 1,156 208 5,071 - less: contribution to First Financial Foundation - - - 5,000 - less: debt extinguishment - - - 7,257 - less: legal settlement - 3,825 - - - less: COVID-19 and other (521) 2,772 1,054 2,877 2,126 Total noninterest expense (e) 99,058 93,568 99,643 91,792 92,506 89,983 114,798 94,564 97,511 95,290 Income before income taxes (i) 67,033 72,228 61,609 69,564 57,704 60,088 53,682 60,480 50,794 52,995 Income tax expense 7,021 7,021 10,721 10,721 10,389 10,389 5,370 5,370 9,317 9,317 plus: tax effect of adjustments 4,194 913 501 1,428 462 plus: after-tax impact of tax credit investments @ 21% 1,091 1,671 164 4,005 Total income tax expense (h) 7,021 12,306 10,721 13,305 10,389 11,054 5,370 10,803 9,317 9,779 Net income (a) 60,012$ 59,922$ 50,888$ 56,259$ 47,315$ 49,034$ 48,312$ 49,677$ 41,477$ 43,216$ Average diluted shares (b) 95,144 95,144 97,010 97,010 97,728 97,728 98,021 98,021 98,009 98,009 Average assets (c) 15,995,808 15,995,808 16,215,469 16,215,469 16,042,654 16,042,654 16,030,986 16,030,986 15,842,010 15,842,010 Average shareholders' equity 2,261,293 2,261,293 2,263,687 2,263,687 2,272,749 2,272,749 2,256,062 2,256,062 2,230,422 2,230,422 Less: Goodw ill and other intangibles (1,010,300) (1,010,300) (1,012,010) (1,012,010) (1,014,049) (1,014,049) (1,016,152) (1,016,152) (1,018,214) (1,018,214) Average tangible equity (d) 1,250,993 1,250,993 1,251,677 1,251,677 1,258,700 1,258,700 1,239,910 1,239,910 1,212,208 1,212,208 Ratios Net earnings per share - diluted (a)/(b) 0.63$ 0.63$ 0.52$ 0.58$ 0.48$ 0.50$ 0.49$ 0.51$ 0.42$ 0.44$ Return on average assets - (a)/(c) 1.49% 1.49% 1.26% 1.39% 1.20% 1.24% 1.20% 1.23% 1.04% 1.09% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.41% 1.54% 1.42% 1.62% 1.56% 1.62% 1.62% 1.79% 1.61% 1.67% Return on average tangible shareholders' equity - (a)/(d) 19.03% 19.00% 16.31% 18.03% 15.24% 15.80% 15.50% 15.94% 13.61% 14.18% Efficiency ratio - (e)/((f)+(g)) 63.5% 60.1% 63.5% 58.4% 60.0% 58.4% 63.8% 56.8% 60.3% 58.9% Effective tax rate - (h)/(i) 10.5% 17.0% 17.4% 19.1% 18.0% 18.4% 10.0% 17.9% 18.3% 18.5% (Dollars in thousands, except per share data) 3Q21 2Q21

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